Exhibit 10.9

Extension Agreement

This EXTENSION AGREEMENT (the “Agreement”) is entered into as of May 13, 2015 by and among ETRE Holdings A-2, LLC, a Delaware limited partnership (the “Purchaser”), 1 Brown Street Associates, L.P., a Pennsylvania limited partnership (“Brown”), 800 Delaware Ave Associates, L.P., a Pennsylvania limited partnership (“800 Delaware” and together with Brown, the “Owners”), Waterview Grande L.P., a Pennsylvania limited partnership (“Waterview LP”), 1-33 Brown Street, LLC (the “Brown GP”) and 800 North Delaware Avenue, LLC (the “800 Delaware GP”, and together with Brown GP, and the Waterview LP, collectively, the “Sellers”). The Purchaser, the Sellers and the Owners are collectively referred to as the Parties” and individually as a “Party”)

Reference is made to the Agreement for the Purchase and Sale of Partnership Interests entered into as of April 16, 2015 by and among the Parties (the “PSA”). Capitalized terms used herein but not otherwise defined shall have the meaning assigned such term in the PSA.

The Parties hereby agree that (notwithstanding anything in the PSA to the contrary) (i) the date by which the Purchaser shall submit or file the Registration Statement with the SEC shall be extended to June 1, 2015 and (ii) Section 1.6(d) of the PSA shall be amended and restated as follows:

“(d) by written notice by either the Sellers or the Purchaser to the other party, at any time after the date that is 60 days after the date the Series A-2 REIT publicly files the Registration Statement with the SEC (it being understood that the Series A-2 REIT shall submit or file the Registration Statement on or before June 1, 2015) (such date is hereinafter referred to as the “Termination Date”) if the Closing shall not have occurred on or prior to such date; provided that if the Series A-2 REIT has launched the IPO “roadshow” (“IPO Launch”) prior to the Termination Date, then the Termination Date shall be extended until the 30th day after the later of (x) the Termination Date or (y) the date of the IPO Launch. The right to terminate this Agreement under this Section 1.6(d) shall not be available to a party if the action or inaction of that party has been a principal cause of or resulted in the failure of the Closing to occur on or before such date and such action or failure to act constitutes a breach of this Agreement (provided that Sellers shall have no financial or other obligations relating to the IPO Launch);”

Except as expressly amended by this Agreement, the terms of the PSA (and each Party’s rights and obligations thereunder) shall remain unchanged and shall continue in full force and effect.

This Agreement shall be governed by and construed in accordance with the Laws of the State of New York, without regard to the choice of law provisions thereof.

This Agreement may be executed in multiple counterparts. If so executed, all of such counterparts shall constitute but one agreement, and, in proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart. To facilitate execution of this Agreement, the Parties may execute and exchange by facsimile or electronic mail PDF copies of counterparts of the signature pages.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date and year first above written.

PURCHASER
ETRE HOLDINGS A-2, LLC
By: Series A-2 of ETRE REIT, LLC,
its sole member

By:_/s/ Paul Frischer_________________
Name: Paul Frischer
Title: Authorized Signatory
OWNERS

1 Brown Street ASSOCIATES, L.P.,

By: 1-33 Brown Street, LLC, its general partner

By: /s/ Michael Samschick__________
Name: Michael Samschick
Title: President

800 Delaware Ave Associates L.P.,
By: 800 North Delaware Avenue, LLC, its general partner

By: /s/ Michael Samschick__________
Name: Michael Samschick
Title: President

SELLERS

WATERVIEW GRANDE, L.P.

By: Waterview Grande General, LLC, its general partner

By: /s/ Michael Samschick__________
Name: Michael Samschick
Title: President

1-33 BROWN STREET, LLC

By: /s/ Michael Samschick______________
Name: Michael Samschick
Title: President

800 NORTH DELAWARE AVENUE, LLC

By: /s/ Michael Samschick______________
Name: Michael Samschick
Title: President